GARTMORE MUTUAL FUNDS
                        GARTMORE VARIABLE INSURANCE TRUST

                                 CODE OF ETHICS

         The Board of Trustees (each, a "Board," and collectively, the "Boards") of each of the Gartmore Mutual Funds and Gartmore Variable Insurance Trust (each, a "Trust" and collectively, the "Trusts") has adopted this Code of Ethics (the " Code"), in accordance with Rule 17j-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Act").

         The Rule makes it unlawful for persons who are "access persons" (as defined in the Rule) of the Trusts, in connection with the purchase or sale by such persons of securities held or to be acquired by the Trusts:

    1.  to employ any device, scheme or artifice to defraud a Trust;

    2. to make to a Trust any untrue statement of a material fact or omit to state to a Trust a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

    3. to engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon a Trust; or

    4.  to engage in a manipulative practice with respect to a Trust.

         While affirming its confidence in the integrity and good faith of all of its officers and trustees, each Trust recognizes that certain personnel have or may have knowledge of present or future portfolio transactions and, in certain instances, the power to influence portfolio transactions made by the Trust. Furthermore, if such individuals engage in personal Covered Securities transactions, these individuals could be in a position where their personal interests may conflict with the interests of the Trusts. Accordingly, this Code is designed to prevent conduct that could create an actual or potential conflict of interest with the Trusts.

A.  DEFINITIONS

    1) "Access Person" means any directors (or trustee), officer, general partner, employee or Advisory Person (as defined below) of a Trust or of an Adviser.

    2) "Adviser" means any person or entity acting as an investment adviser or sub-adviser to a Trust pursuant to an agreement with the Trust.

    3) "Advisory Person" means (a) any director (or trustee), officer, general partner or employee of the Trust or Adviser (or of any company in a control relationship to the Trust or Adviser) who, in connection with his or her regular functions or duties, makes, participates in, or has access to or obtains information regarding the purchase or sale of a Covered Security by the Trust, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (b)


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        any natural person in a control relationship to a Trust or an Adviser who obtains information concerning recommendations made to the Trust with regard to the purchase or sale of Covered Securities by the Trust.

    4) "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is considered a "beneficial owner" as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, which generally speaking, encompasses those situations where the beneficial owner has or shares the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the Covered Securities.

        A person is normally regarded as the beneficial owner of Covered Securities with respect to:

        (a) Covered Securities that are held by the individual or by members of the individual's immediate family sharing the same household (including, but not limited to a husband, wife, domestic partner, minor child or relative); or

        (b) The person's interest in Covered Securities held in a discretionary or trust account; or

        (c) The person's right to acquire equity Covered Securities through the exercise or conversion of stock options, warrants or convertible debt, whether or not presently exercisable; or

        (d) Covered Securities held in any other account for which the person has investment discretion or authority1.

    5) "Control" shall have the same meaning as set forth in Section 2(a)(9) of the Act.

    6) "Covered Security" means a security as defined in Section 2(a)(36) of the Act, except that it shall not include direct obligations of the United States government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of money market funds, shares 2of registered open-end investment companies (other than Reportable Funds (as defined in A(15)) and shares issued by unit investment trusts that are invested in shares of registered open-end investment companies that are not Reportable Funds.

    7) "Disinterested Trustee" means a trustee of a Trust who is not an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Act.

    8)  "Fund" means an investment company registered under the Act.

    9)  "GGI" shall mean Gartmore Global Investments, Inc. and shall include:
        Gartmore Mutual Fund Capital Trust ("GMFCT"), Gartmore Global Asset Management Trust ("GGAMT") and Gartmore Distribution Services Inc. ("GDSI").

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1 Accounts which are contracted Client accounts of the Adviser are excluded from the definition of Beneficial Ownership for purposes of this Code.

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    10) "Investment Personnel" means (a) any employee of the Trust or an
        Adviser, (or of any company in a control relationship to the Trust or an Adviser) who, in connection with his or her regular functions or duties, makes or participates in the making of recommendations regarding the Trust's purchase or sale of securities (including analysts providing information and advice to Portfolio Managers or traders effecting the execution of a Portfolio Managers' decisions) or (b) any natural person who controls a Trust or an Adviser and who obtains information concerning recommendations to a Trust regarding the purchase or sale of securities by a Trust.

    11) "Market Timing" shall mean the purchasing and selling of Fund shares on a short-term basis and in a manner that is contrary to the policy of the Fund as disclosed in its then current prospectus.

    12) "Portfolio Managers" means those individuals who, in connection with his or her regular duties, are entrusted with the direct responsibility and authority to make investment decisions affecting a Trust.

    13) "Principal Underwriter" shall have the meaning set for in Section 2(a)(29) of the Act.

    14) "Purchase or sale of a Covered Security" includes, among other things, the writing of an option to purchase or sell a Covered Security.

    15) "Reportable Fund" means (i) any series of the Gartmore Mutual Funds or Gartmore Variable Insurance Trust; (ii) any Fund for which GGI serves as an investment adviser, or (iii) any Fund whose investment adviser (including sub-advisers) or principal underwriter controls, is controlled by, or is under common control with any Adviser to the Trusts.

    16) "Security held or to be acquired" by the Trust means (a) any Covered Security which, within the most recent 15 calendar days, is or has been held by a Trust or is being or has been considered for purchase by a Trust or its Adviser for purchase by the Trust; and (b) any option to purchase or sell any Covered Security which is convertible into or exchangeable for a Covered Security described in subpart (a) of this definition.

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B.  STATEMENT OF GENERAL PRINCIPLES AND STANDARD OF CONDUCT

    It is the duty of all Access Persons to place the interests of each of the Trusts and its shareholders first at all times. Consistent with that duty, all Access Persons and Investment Personnel of each Trust must (1) conduct all personal Covered Securities transactions in a manner that is consistent with this Code of Ethics; (2) avoid any actual or potential conflict of personal interest with the interests of a Trust and its shareholders; (3) adhere to the fundamental standard that they should not take inappropriate advantage of their positions of trust and responsibility; (4) safeguard material non-public information about client transactions including disclosure of portfolio holdings; and (5) comply with all federal securities laws.

    THIS CODE OF ETHICS APPLIES TO TRANSACTIONS IN COVERED SECURITIES FOR PERSONAL ACCOUNTS OF ALL ACCESS PERSONS OF THE TRUSTS AND ANY OTHER ACCOUNTS IN WHICH THEY HAVE ANY BENEFICIAL OWNERSHIP. IT IMPOSES CERTAIN INVESTMENT RESTRICTIONS AND PROHIBITIONS AND REQUIRES THE REPORTS SET FORTH BELOW. IF ACCESS PERSONS OF A TRUST BECOME(S) AWARE OF MATERIAL NON-PUBLIC INFORMATION OR IF A TRUST IS ACTIVE IN A GIVEN COVERED SECURITY, SOME PERSONNEL MAY FIND THEMSELVES "FROZEN" IN A POSITION. NO TRUST WILL BEAR ANY LOSSES IN PERSONAL ACCOUNTS RESULTING FROM THE IMPLEMENTATION OF ANY PORTION OF THE CODE OF ETHICS.

    THIS CODE OF ETHICS IS NOT INTENDED TO COVER ACCESS PERSONS OF THE TRUSTS' ADVISERS AND PRINCIPAL UNDERWRITER IF SUCH ADVISERS AND PRINCIPAL UNDERWRITER HAVE ADOPTED THEIR OWN CODES OF ETHICS UNDER THE RULE AND CERTIFIED TO THE TRUST THAT THEY HAVE ADOPTED PROCEDURES REASONABLY NECESSARY TO PREVENT THEIR ACCESS PERSONS (AS SUCH TERM IS DEFINED IN THE
    RULE) FROM VIOLATING SUCH CODES OF ETHICS UNDER THE RULE.

C.  GENERAL PROHIBITIONS

    1) All ACCESS PERSONS shall keep all information pertaining to Trusts' portfolio transactions and holdings confidential. No person with access to Covered Securities holdings, recommendations or pending securities transactions and holdings should disclose this information to any person, unless such disclosure is made in connection with his or her regular functions or duties. Special care should be taken to avoid discussing confidential information in circumstances that would disclose this information to anyone who would not have access to such information in the normal course of events.

    2) No ACCESS PERSON shall utilize information concerning prospective or actual portfolio transactions in any manner which might prove detrimental to the interests of a Trust.

    3) No ACCESS PERSON shall purchase, sell, or exchange shares of any series of the Trusts while in possession of material non-public information concerning the portfolio holdings of any series of the Trusts.

    4) No ACCESS PERSON shall selectively disclose "non-public" information concerning the portfolio holdings of any series of the Trust to anyone who does not have a legitimate business need for such information that is consistent with the interests of the Trust.

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    5)  No ACCESS PERSON shall use his or her position for his or her personal benefit or attempt to cause a Trust to purchase, sell or hold a particular Covered Security when that action may reasonably be expected to create a personal benefit for the Access Person.

    6) No ACCESS PERSON shall engage in any act, practice or course of conduct that would violate the provisions of the Rule.

    7) No ACCESS PERSON shall engage in, or help others engage in Market Timing in the shares of the series of the Trusts, or any other Funds that have a policy against market timing. This prohibition does not apply to short-term transactions in money market funds, unless they are part of a market timing strategy involving other Funds, nor does it apply to contributions to a 401(k) program or an automatic reinvestment program. However, this prohibition does apply to internal transfers within a 401(k) plan to the extent such transactions violate a Fund's policy against market timing. Any profits derived by an Access Person as a result of such impermissible market timing may be disgorged.

    8) No ACCESS PERSON shall engage in, or help others engage in, late trading of Funds for any purpose. Late trading is defined as entering or canceling any buy, sell, transfer, or exchange order after the close of the regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern Time) or such other time designated in a Fund's prospectus as the timing of calculation of the Fund's net asset value.

D.  PERSONAL TRADING RESTRICTIONS

    1)  Short Selling and Margin Accounts

        ACCESS PERSONS, excluding Disinterested Trustees, are not permitted to enter into short sales or trade on margin.

    2)  Initial Public Offerings ("IPOs")

        Except as described below, ACCESS PERSONS, excluding Disinterested Trustees, are prohibited from acquiring any Covered Security in an IPO. Access Persons may, however, request and receive approval to participate in an IPO in certain limited circumstances. In approving any such request, the onus for substantiating and documenting compliance with the Code of Ethics rests on the individual seeking approval. Also, notwithstanding submission of substantiating documentation approval may be withheld if the reviewing Compliance personnel believe that an actual or potential conflict of interest exists with respect to a Trust.Approval to invest in an IPO shall be valid for the period of time stated in the approval, but may be withdrawn at any time prior to the Access Person's purchase in the IPO.

    3)  Private Placements

        ACCESS PERSONS, excluding Disinterested Trustees, investing in private placements of any kind must obtain WRITTEN PRIOR APPROVAL from the Adviser's Fixed Income and Equity Securities Chief Investment Officers
        (CIOs) and the Trust's Chief Compliance Officer (CCO). In determining whether to grant such prior approval, the CIOs and CCO shall determine (among other factors) whether the investment opportunity should be reserved for a Trust(s) and its shareholders, and whether the opportunity is being offered to the individual by virtue of his or her

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        position with a Trust or an Adviser. Access Persons who have been authorized to acquire Covered Securities in a private placement must disclose that investment when he or she is involved in, or has any knowledge of, any subsequent consideration of an investment by a Trust in that issuer. In such circumstances the appropriate CIO, or their designee, with no personal interest in the particular issuer, shall independently review the Trust's decision to purchase that issuer's Covered Securities.

        ACCESS PERSONS requesting private placement approval must complete a Private Placement Approval Form (attached as EXHIBIT E of this Code) or the form can be obtained from the Compliance Department and submit the form with supporting documentation to the CCO. Approval to invest in a private placement shall be valid for the period of time stated in the approval, but may be withdrawn at any time prior to the Access Person's purchase in the private placement.

        New ACCESS PERSONS must disclose pre-existing private placement securities on their Initial Holdings Report, and must complete and return to the CCO, the Private Placement Approval Request Form, (EXHIBIT E of this Code) for review by the CIO and CCO. Access Persons may be required to liquidate/terminate their investment in a private placement if deemed by the CIO and CCO to be a conflict of interest.

    4)  Pre-clearance

         Except as set forth below ACCESS PERSONS are required to pre-clear personal Covered Securities transactions (excluding those exempted under Section D(7) and transactions in Reportable Funds) with the Chief Compliance Officer or their designee.

         For purposes of this requirement, any Disinterested Trustee who does not know that the Trust, during a 15 day period before or after the proposed trade in a Covered Security by the Disinterested Trustee, purchased or sold, or considered purchasing or selling, such Covered Security has no obligation to pre-clear or report the trade

         INVESTMENT PERSONNEL must obtain approval from the Compliance Officer or his designee prior to entering into any purchase or sale of any Reportable Fund, with the exception of money market funds and Reportable Funds purchased through an automatic contribution or reinvestment program, provided that the initial position or the acquisition of such position is pre-cleared and disclosed on the Initial Holdings Report, Quarterly Disclosure and / or Annual Holdings Report.

         Requests for pre-clearance should be made in writing via E-mail to the GGI Compliance mailbox. Pre-clearance request must include the type of transaction (e.g. buy or sell), the security name, security symbol / CUSIP, the number of shares (or investment amount), the brokerage account name and account number. TRANSACTIONS SHOULD NOT BE PLACED FOR EXECUTION UNTIL PRE-CLEARANCE APPROVAL HAS BEEN RECEIVED. PRE-CLEARANCE APPROVAL IS GOOD ONLY FOR THE DAY RECEIVED; therefore, orders should be placed as market or day limit orders. If for any reason the trade is not executed on the day on which pre-clearance approval is received, the Access Person must submit a new request and receive approval prior to placing any subsequent order.

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    (5) 30 Day Holding Period

         ACCESS PERSONS, excluding Disinterested Trustees,must maintain any position in a Reportable Fund, with the exception of money market funds, for at least thirty (30) calendar days before they can be sold or exchanged. Exceptions to this policy will be considered in hardship situations, but must be approved in writing in advance by the Chief Compliance Officer or his designee.

         INVESTMENT PERSONNEL shall not profit from the purchase and sale, or sale and purchase, of the same (or equivalent) Covered Securities within thirty
(30) calendar days. Trades made in violation of this policy should be unwound, if possible. INVESTMENT PERSONNEL ARE RESPONSIBLE FOR MONITORING THEIR TRADING ACTIVITIES TO COMPLY WITH THE 30-DAY HOLDING PERIOD REQUIREMENT. Any violation of the foregoing restriction may result in the disgorgement of all profits from the transactions, as well as other possible sanctions. For purposes of this section, calculation of profits will be based on a "last-in, first-out" (LIFO) basis.

    (6) Blackout Period

        (a) Same Day

    Except as set forth below ACCESS PERSONS are prohibited from executing any personal Covered Securities transaction, excluding Reportable Funds, on a day when a Trust has a pending buy or sell order in that same Covered Security.

    However, trustees who are not officers of a Trust's investment adviser or any of its affiliates and who, on the day they execute a personal Covered Securities transaction, have no knowledge of what a Trust is trading on that day, are not subject to the Same Day Blackout Period.

        (b) Seven Day

    INVESTMENT PERSONNEL are prohibited from executing any personal Covered Securities transactions, excluding Reportable Funds, within seven (7) calendar days before or after the day any series of the Trusts trades in that Covered Security.

        (c) Trades made in violation of these blackout periods should be unwound, if possible. Any violation of the foregoing restrictions may result in disgorgement of all profits from the transactions, as well as other possible sanctions.

    (7) Exempted Transactions

         The prohibitions of Section (D)(4) Pre-clearance; (D)(5) 30 Day Holding Period; and (D)(6) Black-Out Period of this Code of Ethics shall not apply to:

        (a) purchases or sales effected in any account over which the Access Person or Investment Personnel has no direct or indirect influence, control, investment discretion or authority;

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                  (b) purchases or sales which are non-volitional2 on the part of the Access Person, Investment Personnel or a Trust;

                  (c) subsequent purchases which are part of an automatic dividend reinvestment plan or automatic direct purchase plan;

                  (d) purchases effected upon the exercise of rights issued by an issuer pro-rata to all holders of a class of its Covered Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

                  (e) purchases or sales effected by an Adviser on behalf of a Hedge Fund managed by such Adviser; or

                  (f) purchases or sales of the securities listed on EXHIBIT D.

    (8) Gifts

    No ACCESS PERSONS shall seek or accept anything of more than de minimis value, either directly or indirectly, from broker-dealers or other persons, which to the actual knowledge of the Access Persons, do business or might do business with a Trust. For purposes of this provision, the following gifts will not be considered to be in violation of this section: (a) an occasional meal;
(b) an occasional ticket to a sporting event, the theater or comparable entertainment; and (c) other gifts of nominal cost.

    (9) Board of Directors

    INVESTMENT PERSONNEL are prohibited from serving on the boards of directors of publicly traded companies, without written authorization by the Chief Compliance Officer. Such authorization should be based upon a determination that the board service would be consistent with the interests of the Trust and its shareholders. Where service on a board of directors is authorized, Investment Personnel serving as directors should be isolated from those making investment decisions regarding the company through "Chinese Wall" procedures.

E.  MARKET TIMING

         All ACCESS PERSONS are expected to read and understand the definition of "Market Timing" (Section A(11)) and adhere to the Code's specific requirements in this regard. Market Timing is prohibited in any Fund; if it is determined that personal trading activities violate these restrictions, the Trust reserves the right to impose such sanctions as deemed appropriate.

         All ACCESS PERSONS, except for Disinterested Trustees, must read, complete and return EXHIBIT F of this document, which acknowledges and permits the Chief Compliance Officer, or his designee, to monitor activity in any Nationwide Savings Plan, including 401(k) activities and other Nationwide non-qualified deferred compensation benefit plans. New participants must

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2 Non-volitional purchases or sales include those transactions that do not involve a willing act or conscious decision on the part of the trustee, officer or employee. For example, shares received or disposed of by Access Persons or Investment Personnel in a merger, recapitalization or similar transaction ordinarily are considered non-volitional.

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disclose in writing their enrollment in the Nationwide Savings Plan (401(k)) to the Chief Compliance Officer by completing and returning EXHIBIT F of the Code.

    F.  REPORTING, DISCLOSURE AND CERTIFICATION REQUIREMENTS

    (1) Initial Holdings Reports

        (a) Except as set forth in sub-paragraph (1)(b) of this Section, Access Persons shall disclose to the Chief Compliance Officer, the information described in sub-paragraph (1)(c) of this Section with respect to all Covered Securities in which such person has any direct or indirect beneficial ownership of the Covered Security.

        (b) Each Disinterested Trustee who would be required to make a report solely by reason of being a trustee of a Trust, need not submit an Initial Holdings Report.

        (c) The Initial Holdings Report shall be made on the form attached as EXHIBIT A and shall contain the following information:


            i. the name of the security, security symbol or CUSIP, type of security, number of shares and principal amount of each Covered Security and type of interest (direct or indirect) in which the Access Person had beneficial ownership when the person became an Access Person;

            ii. the name of any broker, dealer, bank, plan administrator or other institution with whom the Access Person maintained an account in which any Covered Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

            iii. the date that the report is submitted by the Access Person and the date as of which information is current.

        (d) Reports required to be made under this Paragraph (1) shall be made to the Chief Compliance Officer within 10 days of this Code of Ethics. All Initial Holdings Reports shall be made no later than 10 days of the adoption after the person becomes an Access Person. All Initial Holdings Report shall provide information that is current as of the date no more than 45 days before the Initial Holdings Report is submitted.

        (e) Such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Covered Security to which the report relates.

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    (2) Quarterly Reports

        (a) Except as set forth in sub-paragraph (2)(b) of this Section, all Access Persons shall disclose to the Chief Compliance Officer, the information described in sub-paragraph (2)(c) of this Section with respect to transactions in any Covered Securities in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership of the Covered Security.

        (b) Each Disinterested Trustee who would be required to make a report solely by reason of being a trustee of a Trust, need only submit a Quarterly Report if such Disinterested Trustee knew, or in the ordinary course of fulfilling his or her official duties as a trustee of a Trust, should have know that during the 15-day period immediately before or after the Disinterested Trustee's transaction in a Covered Security, that the Trust purchased or sold the Covered Security or the Trust or its investment adviser considered purchasing or selling the Covered Security.

        (c) Reports required to be made under this Paragraph (2) shall be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected. Access Persons shall be required to submit a report for all periods including those periods in which no Covered Securities transactions were effected. A report shall be made on the form attached hereto as EXHIBIT B or on any other form containing the following information:

            i. the date of the transaction, the name of the Covered Security, security symbol or CUSIP, the interest rate and maturity date (if applicable), the number of shares and the principal amount of each Covered Security involved;

            ii. the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

            iii. the price at which the transaction was effected;

            iv. the name of the broker, dealer, bank, plan administrator or other institution with or through whom the transaction was effected; and

            v.   the date the report is submitted.

        (d) Such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Covered Security to which the report relates.

        (e) Access Persons, excluding any Disinterested Trustee, shall direct their brokers to supply duplicate copies of all monthly brokerage statements (excluding confirmations) for all Covered Securities held in any accounts in which the Access Person is a Beneficial Owner to the Chief Compliance Officer, or his designee, on a timely basis. In addition, with respect to any account established by the Access

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            Person, excluding any Disinterested Trustee, in which any Covered
            Securities were held during the quarter for direct or indirect benefit of the Access Person, the Access Person shall report the following information:

            i. the name of the broker, dealer, bank, plan administrator or other institution with whom the Access Person established the account;

            ii.  the date the account was established; and

            iii. the date the report is submitted.


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    (3) Annual Holdings Reports

        (a) Except as set forth in sub-paragraph (3)(b) of this Section, all ACCESS PERSONS shall disclose to the Chief Compliance Officer the information described in sub-paragraph (3)(c) of this Section with respect to all personal Covered Securities holdings on an annual basis on the Form attached as EXHIBIT C within 30 days after the end of the calendar year.

        (b) Each Disinterested Trustee who would be required to make a report solely by reason of being a trustee of a Trust, need not submit an Annual Holdings Report.

        (c) Access Persons required to submit such Annual Report shall provide information on personal Covered Securities holdings that is current as of a date no more than 30 days before the Annual Report is submitted.

        (d) Reports required to be made under this paragraph (3) shall contain the following information:

            i. the name of the security, security symbol or CUSIP, number of shares and principal amount of each Covered Security and type of interest (direct or indirect) in which the Access Person had any direct or indirect beneficial ownership;

            ii. the name of any broker, dealer, bank, plan administrator or institution with whom the Access Person maintains an account in which any Covered Securities are held for the direct or indirect benefit of the Access Person; and

            iii. the date that the report is submitted by the Access Person and the date of which information is correct.

        (e) Such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the Covered Security to which the report relates.

    (4) Certification of Compliance with Code of Ethics

         All ACCESS PERSONS shall be provided with a copy of this Code of Ethics and any amendments, hereto, and all Access Persons shall certify annually that:

        (a) they have received, read and understand the Code of Ethics and recognize that they are subject to its provisions;

        (b) they have complied with the requirements of the Code of Ethics; and

        (c) they have reported all personal Covered Securities transactions required to be reported pursuant to the requirements of the Code of Ethics.

    (5) Personal Brokerage Accounts

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        (a) Except as set forth in sub-paragraph (5)(b) of this Section, no
            ACCESS PERSON shall open a personal brokerage account directly or indirectly without obtaining prior authorization from the Chief Compliance Officer or his designee. A New Account Request Form, attached hereto as EXHIBIT F, must be completed and submitted to the Chief Compliance Officer or his designee for approval in advance of opening a new account.

        (b) Each Disinterested Trustee who would be required to comply with this Section solely for reason of being a trustee of a Trust, need not comply.

        (c) Upon commencing employment and or on an annual basis thereafter, Access Persons required to obtain such authorization shall provide to the Chief Compliance Officer a listing of all brokerage accounts in which the person has direct or indirect interest, as described in Paragraphs (1) and (3) of this Section.

        (d) No Access Person shall request or receive any financial benefit or special dealing benefits for any personal brokerage account, which are not made available to the general public on the same terms and conditions, and is requested or received based in significant part on their relationship to the Trusts.

    (6) Review of Reports and Notification

         The Trust's Chief Compliance Officer will appoint Compliance personnel to (i) review all brokerage account statements and (ii) Quarterly, Initial and Annual Reports to detect conflicts of interest and abusive practices. In addition, the Chief Compliance Officer or his designee, shall notify each Access Person that he or she is subject to the reporting requirements provided under this Code of Ethics and shall deliver a copy of this Code of Ethics to such person upon request.

    (7) Responsibility to Report

         The RESPONSIBILITY for reporting is imposed on each Access Person required to make a REPORT TO ENSURE THAT THE CHIEF COMPLIANCE OFFICER OR HIS DESIGNEE IS IN RECEIPT of TIMELY AND COMPLETE REPORTS. Efforts on behalf of the Access Person by other services (e.g., brokerage firms) do not change or alter the Access Person's responsibility. Late reporting is regarded as a direct violation of the "Code" and will be treated accordingly. Individuals who neglect their responsibility for appropriate reporting as defined in Sections F(1), (2),
(3), (4) and (5) of this Code will be subject to sanctions including suspension of pre-clearance privileges, fines, and, in appropriate cases, termination, and will be given written notice of the violation, which will be submitted to the Trust's Board of Trustees (or an appropriate Committee of the Board of Trustees) for review and possible further disciplinary action.

    G.  REPORTING OF VIOLATIONS TO THE BOARDS

         Every Access Person shall promptly report any possible violations of this Code to the Chief Compliance Officer. The Chief Compliance Officer shall timely report all material violations and apparent violations of this Code of

Ethics and the reporting requirements thereunder to the Board of Trustees of the Trust (or an appropriate Committee of the Board of Trustees).

    H.  BOARD APPROVAL

          The Chief Compliance Officer shall submit for approval by the Board of Trustees any material amendments to the Code of Ethics no later than six months after adoption of such amendments.

    I.  ANNUAL REPORTING TO INVESTMENT COMPANY CLIENTS

         Each Trust and its principal underwriter shall prepare a written annual report relating to its Code of Ethics to the Board of Trustees of the Trust (or to an appropriate Committee of the Board of Trustees). Such annual report shall:

        (1) summarize existing procedures concerning personal investing and any changes in the procedures made during the past year;

        (2) identify any material violations requiring significant remedial action and sanctions imposed during the past year;

        (3) identify any recommended changes in the existing restrictions or procedures based upon experience under its Code of Ethics, evolving industry practices or developments in applicable laws or regulations; and

        (4) certify that the Trust or the principal underwriter, as applicable, has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics.

    J. ANNUAL REPORTING OF INVESTMENT ADVISERS TO THE BOARD

         Any investment adviser or sub-adviser of the Trust shall also prepare a written annual report, such as the annual report described in Section I of this Code of Ethics, relating to its Code of Ethics to the Board of Trustees of the Trust.

    K.  SANCTIONS

         Access Persons are expected to observe the highest standards of professional conduct when conducting their business and may be held personally liable for any improper or illegal acts committed during their tenure. Upon discovering a violation of the Code, the Chief Compliance Officer and/or the Board of Trustees of the Trust may impose such sanctions as they deem appropriate including, among other things, issuing a letter of censure, suspending or terminating the employment of the violator or referring the matter to the appropriate regulatory or governmental authority.

         The Trust in its sole and absolute discretion, reserves the right to direct you to cancel or unwind any trade, which could result at a loss to you. From time to time, you may also have positions frozen due to potential conflicts of interest or the appearance of impropriety. The Trust may, in its sole and absolute discretion, suspend or revoke your trading privileges at any time. The

Trust's commitment to integrity and ethical behavior remains constant. Every one of us, every day, must reflect the highest standards of professional conduct and personal integrity. Good judgment and the desire to do what is right are the foundation of our reputation.

         Any situation that may create or even appear to create a conflict between personal interests and the interests of the Trust must be avoided. It is essential to disclose any questionable situations to Compliance as soon as such situation arises.

    L.  GROUNDS FOR DISQUALIFICATION FROM EMPLOYMENT

Pursuant to the terms of Section 9(a) of the Act, no person may become or continue to remain an officer, director or employee of a Trust, an Adviser, or a principal underwriter of the Trust without an exemptive order issued by the Securities and Exchange Commission, if such person:

        a. within the last ten years has been convicted of any felony or misdemeanor involving the purchase or sale of any security, or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, bank transfer agent or entity or person required to be registered under the Commodity Exchange Act, or affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodities Exchange Act.

        b. is or becomes permanently or temporarily enjoined by any court from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, bank, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or acting as an affiliated person, salesman or employee of any investment company, bank, insurance company or entity or person required to be registered under the Commodity Exchange Act, or engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

         It is your obligation to immediately report any conviction or injunction falling within the foregoing provisions to the Chief Compliance Officer.

    M.  RETENTION OF RECORDS

         Each Trust must, at its principal place of business, maintain records in the manner and to the extent set out below and must make these records available to the U.S. Securities and Exchange Commission ("SEC") or any representative of the SEC at any time and from time to time for reasonable periodic, special or other examination:

         (1) A copy of this Code of Ethics, or any Code of Ethics which within the past five (5) years has been in effect, shall be preserved in an easily accessible place;

         (2) A record of any violation of this Code of Ethics, and of any action taken as a result of such violation, shall be preserved in an easily accessible place for a period of not less than five (5) years following the end of the fiscal year in which the violation occurs;

         (3) A copy of each report made by an Access Person pursuant to this Code of Ethics shall be preserved for a period of not less than five (5) years from the end of the fiscal year in which it is made, the first two years in an easily accessible place;

         (4) A list of all persons who are, or within the past five (5) years have been, required to make reports pursuant to this Code of Ethics shall be maintained in an easily accessible place;

         (5) A record of any decision, and the reasons supporting the decision, to approve the acquisition by Investment Personnel of Covered Securities in a private placement, as described in Section D(3) of this Code of Ethics, for at least five (5) years after the end of the fiscal year in which the approval is granted; and

         (6) A copy of each annual report required under Sections I and J for at least five (5) years after the end of the fiscal year in which it is made, the first two in an accessible place.


Date: Initially Adopted August 8, 2000 and Amended Effective July 1, 2001; November 29, 2001; December 31, 2001;September 18, 2003; and February 1, 2005.

                                                                       EXHIBIT A


                              GARTMORE MUTUAL FUNDS
                       GARTMORE VARIABLE INSURANCE TRUSTS

                                 CODE OF ETHICS
                           INITIAL HOLDINGS REPORT (*)

PLEASE COMPLETE THE FOLLOWING CERTIFICATION, INCLUDING PART I AND PART II BELOW. YOU ARE REQUIRED TO LIST ALL COVERED SECURITIES* AND ALL ACCOUNTS FOR WHICH YOU HAVE "BENEFICIAL OWNERSHIP", AS DEFINED IN SECTION A(4) IN THE CODE OF ETHICS.

To the Chief Compliance Officer of Gartmore Mutual Funds and Gartmore Variable Insurance Trust (the "Trusts"):

1.     I hereby acknowledge receipt of the Code of Ethics of the Trusts.

2. I have read and understand the Code and recognize that I am subject thereto in the capacity of an "Access Person."

3. I hereby certify that I have no knowledge of the existence of a personal conflict of interest which may involve the Trust, such as any economic relationship between my personal securities holdings and securities held or securities to be acquired by the Trust.

4. As of my start date (Date:___________________), I had beneficial ownership in the following Covered Securities* (attach additional sheets as necessary).

PART I - COVERED SECURITIES*

------------------- ------------- ------------ ------------ ------------- ------------ --------------- --------------
                                                                                        Name of the
                                                             Principal      Type of     Institution
                      Security                               Amount of     Interest        Where
                      Symbol/       Type of     Number of     Covered     (direct or     Securities       Account
 Name of Security      CUSIP       Security      Shares       Security     indirect)      are Held        Number
------------------- ------------- ------------ ------------ ------------- ------------ --------------- --------------
------------------- ------------- ------------ ------------ ------------- ------------ --------------- --------------

------------------- ------------- ------------ ------------ ------------- ------------ --------------- --------------

------------------- ------------- ------------ ------------ ------------- ------------ --------------- --------------

------------------- ------------- ------------ ------------ ------------- ------------ --------------- --------------

------------------- ------------- ------------ ------------ ------------- ------------ --------------- --------------

------------------- ------------- ------------ ------------ ------------- ------------ --------------- --------------

------------------- ------------- ------------ ------------ ------------- ------------ --------------- --------------

------------------- ------------- ------------ ------------ ------------- ------------ --------------- --------------

------------------- ------------- ------------ ------------ ------------- ------------ --------------- --------------

------------------- ------------- ------------ ------------ ------------- ------------ --------------- --------------

Print Name
            --------------------------

PART II. - ACCOUNTS

  As of my start date (Date:___________) I had a Beneficial Ownership in the following accounts with the institutions listed below: (attach additional sheets as necessary.)

  ---------------------------------------------- ---------------------- ---------------------- ----------------------
              Institution with Whom                                                             Relationship to
               Account Maintained                   Account Number          Account Title            Employee
  ---------------------------------------------- ---------------------- ---------------------- ----------------------
  ---------------------------------------------- ---------------------- ---------------------- ----------------------

  ---------------------------------------------- ---------------------- ---------------------- ----------------------

  ---------------------------------------------- ---------------------- ---------------------- ----------------------

  ---------------------------------------------- ---------------------- ---------------------- ----------------------

  ---------------------------------------------- ---------------------- ---------------------- ----------------------

Additional information     is      is not attached (please initial appropriate answer).
                       ----   ----


Signature:
            ---------------------------------

Title:
      ---------------------------------------

Date Report Submitted:
                      -----------------------


(*) The requested information should be provided for all Covered Securities. Covered Securities are all securities except direct obligations of the United States government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of money market funds, shares of registered open-end investment companies other than Reportable Funds, and shares of unit investment trusts that are invested exclusively in one or more open-end Funds that are not Reportable Funds. Reportable Funds are (i) any series of the Gartmore Mutual Funds or Gartmore Variable Insurance Trust; (ii) any Fund for which GGI serves as an investment adviser, or (iii) any Fund whose investment adviser (including sub-advisers) or principal underwriter controls, is controlled by, or is under common control with any Adviser to the Trusts.

Further, the above information is requested for all accounts/transactions over which you have any Beneficial Ownership. (See Section A(4) "Beneficial Ownership" in the Code of Ethics).

Please consult the Chief Compliance Officer if you have any questions as to the reporting requirements.

                                                                       EXHIBIT B
                              GARTMORE MUTUAL FUNDS
                        GARTMORE VARIABLE INSURANCE TRUST

                   Quarterly Securities Transactions Report(*)
                For the Calendar Quarter Ended: ________________


To the Chief Compliance Officer of Gartmore Mutual Funds and Gartmore Variable Insurance Trust:

         During the quarter referred to above, the following transactions were effected in Covered Securities* of which I had, or by reason of such transaction acquired, direct or indirect Beneficial Ownership, and which are required to be reported pursuant to the Code of Ethics adopted by Gartmore Mutual Funds and Gartmore Variable Insurance Trust (attach additional sheets as necessary).

[    ]   Please initial box if No transactions in Covered Securities* were effected during this reporting period.

------------- ------------- --------- --------------- --------- ----------- ------------ ------------ --------- --------------
                                                                                          Nature of
                                                      Interest                           Transaction
                                                       Rate &                Principal    (Purchase,              Institution
  Title of      Date of     No. of       Security     Maturity  Security      Amount of      Sale,     Account   Through Whom
  Security    Transaction    Shares    Symbol/CUSIP     Date      Price     Transaction     Other)      Number     Effected
------------- ------------- --------- --------------- --------- ----------- ------------ ------------ --------- --------------
------------- ------------- --------- --------------- --------- ----------- ------------ ------------ --------- --------------

------------- ------------- --------- --------------- --------- ----------- ------------ ------------ --------- --------------

------------- ------------- --------- --------------- --------- ----------- ------------ ------------ --------- --------------

------------- ------------- --------- --------------- --------- ----------- ------------ ------------ --------- --------------

------------- ------------- --------- --------------- --------- ----------- ------------ ------------ --------- --------------

------------- ------------- --------- --------------- --------- ----------- ------------ ------------ --------- --------------

------------- ------------- --------- --------------- --------- ----------- ------------ ------------ --------- --------------

         This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) excludes other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the Covered Securities* listed above.

I hereby represent that I previously reported all brokerage accounts in which Covered Securities* were held during the quarter referenced above for my indirect or direct benefit. I further understand that in compliance with the Code I must have copies of my monthly brokerage statements sent to the Chief Compliance Officer and that I must report any new accounts within 10 calendar days of the day on which the account is first established.

Print Name:
            ----------------------------------

                              GARTMORE MUTUAL FUNDS
                        GARTMORE VARIABLE INSURANCE TRUST

                   Quarterly Securities Transactions Report(*)
                 For the Calendar Quarter Ended: ______________


I hereby represent that I previously reported all brokerage accounts in which Covered Securities* were held during the quarter referenced above for my indirect or direct benefit. I further understand that in compliance with the Code, I must have copies of my monthly brokerage statements sent to the Chief Compliance Officer and that I must report any new accounts within 10 calendar days of the day on which the account is first established.

[    ]  Please initial box if NO new accounts in Covered Securities* were opened this quarter.

For all accounts established during the quarter, please complete the following:

------------------------------- ---------------------------- ---------------------------- ----------------------------
Name of Institution with Whom                                                              Type of Interest (Direct
       Account is Held                 Account Number          Date Account Established           or Indirect)
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------


Signature:__________________________________

Title:   ___________________________________

Date Report Submitted: _____________________
(*) The requested information should be provided for all Covered Securities. Covered Securities are all securities EXCEPT direct obligations of the United States Government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of money market funds, shares of registered open-end investment companies other than Reportable Funds, and shares of unit investment trusts that are invested exclusively in one or more open-end Funds that are not Reportable Funds. Reportable Funds are (i) any series of the Gartmore Mutual Funds or Gartmore Variable Insurance Trust; (ii) any Fund for which GGI serves as an investment adviser, or (iii) any Fund whose investment adviser (including sub-advisers) or principal underwriter controls, is controlled by, or is under common control with any Adviser to the Trusts.

Further, the above information is requested for all accounts/transactions over which you have any direct or indirect Beneficial Ownership. A person is normally regarded as the beneficial owner of Covered Securities held in the name of his or her spouse or minor children living in his or her household and other accounts over which an Access Person exercises investment discretion, such as a trust account, or has an economic interest in.Please consult the Chief Compliance Officer if you have any questions as to the reporting requirements.

                                                                       Exhibit C

                              GARTMORE MUTUAL FUNDS
                        GARTMORE VARIABLE INSURANCE TRUST

                                 CODE OF ETHICS
                             ANNUAL HOLDINGS REPORT

    To the Chief Compliance Officer of Gartmore Mutual Funds and Gartmore Variable Insurance Trust:

  1. I have read and understand the Code and recognize that I am subject thereto in the capacity of an "Access Person."

  2. I hereby certify that, during the year ended December 31, 200___, I have complied with the requirements of the Code and I have reported all Covered Securities* transactions, including
     Reportable Funds, required to be reported pursuant to the Code.

  3. I hereby certify that I have no knowledge of the existence of a personal conflict of interest which may involve the Trust, such as any economic relationship between my personal securities holdings and securities held or securities to be acquired by the Trust.

  4. As of December 31, 200__, I had a direct or indirect beneficial ownership in the following Covered Securities*:

 ----------------- -------------- ---------------- ------------ -------------- -------------- -------------- --------------
                                                                 Principal      Type of      Institution
                                    Security                      Amount        Interest         Where
    Title of         Type of         Symbol/       Number of    Of Covered     (Direct or     Securities      Account
    Security        Security          CUSIP         Shares       Security       Indirect)      are Held        Number
----------------- -------------- ---------------- ------------ -------------- -------------- -------------- --------------

----------------- -------------- ---------------- ------------ -------------- -------------- -------------- --------------

----------------- -------------- ---------------- ------------ -------------- -------------- -------------- --------------

----------------- -------------- ---------------- ------------ -------------- -------------- -------------- --------------

----------------- -------------- ---------------- ------------ -------------- -------------- -------------- --------------

----------------- -------------- ---------------- ------------ -------------- -------------- -------------- --------------

----------------- -------------- ---------------- ------------ -------------- -------------- -------------- --------------

----------------- -------------- ---------------- ------------ -------------- -------------- -------------- --------------

----------------- -------------- ---------------- ------------ -------------- -------------- -------------- --------------

         Print Name: __________________________

5. I hereby represent that I maintain the account(s) listed below in which Covered Securities* are held for my direct or indirect benefit with the institutions listed below.

------------------------------------------------------ --------------------------------------- ----------------------
                 Name of Institution                               Account Number                Date Established
------------------------------------------------------ --------------------------------------- ----------------------
------------------------------------------------------ --------------------------------------- ----------------------

------------------------------------------------------ --------------------------------------- ----------------------

------------------------------------------------------ --------------------------------------- ----------------------

------------------------------------------------------ --------------------------------------- ----------------------

------------------------------------------------------ --------------------------------------- ----------------------

Name:
       ----------------------------------------------
Title:
        ---------------------------------------------
Date Report Submitted:
                       ------------------------------


(*) The requested information should be provided for all Covered Securities*. Covered Securities* are all securities except direct obligations of the United States government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), shares of money market funds, shares of registered open-end investment companies other than Reportable Funds, and shares of unit investment trusts that are invested exclusively in one or more open-end Funds that are not Reportable Funds. Reportable Funds are (i) any series of the Gartmore Mutual Funds or Gartmore Variable Insurance Trust; (ii) any Fund for which GGI serves as an investment adviser, or (iii) any Fund whose investment adviser (including sub-advisers) or principal underwriter controls, is controlled by, or is under common control with any Adviser to the Trusts.

Further, the above information is requested for all accounts/transactions over which you have any direct or indirect Beneficial Ownership. A person is normally regarded as the beneficial owner of Covered Securities held in the name of his or her spouse or minor children living in his or her household and other accounts over which an Access Person exercises investment discretion, such as a trust account, or has an economic interest in.

Please consult the Chief Compliance Officer if you have any questions as to the reporting requirements.

                                                                      EXHIBIT D3

         Access Persons will not be subject to the Pre-clearance requirements under Section D(4), the Holding requirements under Section D(5), or the Blackout Period under Section D(6) with respect to the following securities:

1. securities traded on a national exchange whose values are based upon the value or changes in value of broad based market indices 4;

2. options contracts traded on a national exchange on (a) securities described in item 1 or (b) broad based market indices 2; and

3. the following specifically enumerated securities traded on a national securities exchange:

-------------------------------------------------------------------------- ---------------
NAME                                                                       SYMBOL
-------------------------------------------------------------------------- ---------------
AMEX Airline Index                                                         XAL
-------------------------------------------------------------------------- ---------------
AMEX Biotechnology Index                                                   BTK
-------------------------------------------------------------------------- ---------------
AMEX Biotech-Pharmaceutical Index                                          BPI
-------------------------------------------------------------------------- ---------------
AMEX China Index                                                           CZH
-------------------------------------------------------------------------- ---------------
AMEX Computer Hardware Index                                               HWI
-------------------------------------------------------------------------- ---------------
AMEX Consumer Discretionary Select Sct I                                   IXY
-------------------------------------------------------------------------- ---------------
AMEX Defense Index                                                         DFI
-------------------------------------------------------------------------- ---------------
AMEX Deutschebank Energy Index                                             DXE
-------------------------------------------------------------------------- ---------------
AMEX Disk Drive Index                                                      DDX
-------------------------------------------------------------------------- ---------------
AMEX Energy Industry Cpn Bskt Val Index                                    MEB
-------------------------------------------------------------------------- ---------------
AMEX Equal Weighted Pharmaceutical Index                                   DGE
-------------------------------------------------------------------------- ---------------
AMEX Financial Select Sector Index                                         IXM
-------------------------------------------------------------------------- ---------------
AMEX Gold BUGS Index                                                       HUI
-------------------------------------------------------------------------- ---------------
AMEX Gold Miners Index                                                     GDM
-------------------------------------------------------------------------- ---------------
AMEX Gold Mining Cmps PLUS Bskt Val Indx                                   DJG
-------------------------------------------------------------------------- ---------------
AMEX Health Care Select Sector Index                                       IXV
-------------------------------------------------------------------------- ---------------
AMEX Industrial 15 Index                                                   IXD
-------------------------------------------------------------------------- ---------------
AMEX Industry Standard 100 Internet                                        XIS
-------------------------------------------------------------------------- ---------------
AMEX Institutional Holdings Index                                          IXH
-------------------------------------------------------------------------- ---------------
AMEX Institutional Index                                                   XII
-------------------------------------------------------------------------- ---------------
AMEX International Market Index                                            ADR
-------------------------------------------------------------------------- ---------------
AMEX Japan Index                                                           JPN
-------------------------------------------------------------------------- ---------------
AMEX Major Market Index                                                    XMI
-------------------------------------------------------------------------- ---------------
AMEX Materials Select Sector Index                                         IXB
-------------------------------------------------------------------------- ---------------
AMEX Morgan Stanley Commodities Index                                      CRX
-------------------------------------------------------------------------- ---------------
AMEX Morgan Stanley Consumer Index                                         CMR
-------------------------------------------------------------------------- ---------------
AMEX Morgan Stanley Cyclical Index                                         CYC
-------------------------------------------------------------------------- ---------------
AMEX N American Telecommunications Index                                   XTC
-------------------------------------------------------------------------- ---------------
AMEX Natural Gas Index                                                     XNG
-------------------------------------------------------------------------- ---------------
AMEX Networking Index                                                      NWX
-------------------------------------------------------------------------- ---------------

-----------------
3 Subject to change at the discretion of the Trusts

4 For purposes of the Code of Ethics, a broad based market index is one that tracks 100 or more underlying securities

-------------------------------------------------------------------------- ---------------
AMEX Oil and Natural Gas Index                                             OGX
-------------------------------------------------------------------------- ---------------
AMEX Oil Index                                                             XOI
-------------------------------------------------------------------------- ---------------
AMEX Pharma. Index                                                         DRG
-------------------------------------------------------------------------- ---------------
AMEX Securities Broker/Dealer Index                                        XBD
-------------------------------------------------------------------------- ---------------
AMEX Select Ten Index                                                      XST
-------------------------------------------------------------------------- ---------------
AMEX Select Utility Index                                                  UUO
-------------------------------------------------------------------------- ---------------
AMEX Semiconductor Index                                                   SIS
-------------------------------------------------------------------------- ---------------
AMEX Semiconductor Industry PLUS                                           IIB
-------------------------------------------------------------------------- ---------------
AMEX Smcndctr Indtry PLUS Bskt Val Idx                                     SDD
-------------------------------------------------------------------------- ---------------
AMEX Spade Defense Index                                                   DXS
-------------------------------------------------------------------------- ---------------
AMEX StockCar Stocks Index                                                 RCE
-------------------------------------------------------------------------- ---------------
AMEX Tobacco Index                                                         TOB
-------------------------------------------------------------------------- ---------------
AMEX Utilities Select Sector Index                                         IXU
-------------------------------------------------------------------------- ---------------
CBOE 10-Year Treasury Note                                                 TNX
-------------------------------------------------------------------------- ---------------
CBOE 13-Week Treasury Bill                                                 IRX
-------------------------------------------------------------------------- ---------------
CBOE 30-Year Treasury Bond                                                 TYX
-------------------------------------------------------------------------- ---------------
CBOE 5-Year Treasury Note                                                  FVX
-------------------------------------------------------------------------- ---------------
CBOE Asia 25 Index Options                                                 EYR
-------------------------------------------------------------------------- ---------------
CBOE China Index Options                                                   CYX
-------------------------------------------------------------------------- ---------------
CBOE Euro 25 Index Options                                                 EOR
-------------------------------------------------------------------------- ---------------
CBOE Gold Index Options                                                    GOX
-------------------------------------------------------------------------- ---------------
CBOE Internet Index Options                                                INX
-------------------------------------------------------------------------- ---------------
CBOE Mexico Index Options                                                  MEX
-------------------------------------------------------------------------- ---------------
CBOE Oil Index Options                                                     OIX
-------------------------------------------------------------------------- ---------------
CBOE Technology Index                                                      TXX
-------------------------------------------------------------------------- ---------------
Cohen & Steers REIT Index                                                  RMP
-------------------------------------------------------------------------- ---------------
CSFB Technology Index                                                      CTN
-------------------------------------------------------------------------- ---------------
Dow Jones Equity REIT Index                                                DJR
-------------------------------------------------------------------------- ---------------
Dow Jones Industrial Average                                               DJX
-------------------------------------------------------------------------- ---------------
Dow Jones Internet Commerce Index                                          ECM
-------------------------------------------------------------------------- ---------------
Dow Jones Transportation Average                                           DTX
-------------------------------------------------------------------------- ---------------
Dow Jones Utility Average                                                  DUX
-------------------------------------------------------------------------- ---------------
Dynamic Large Cap Growth Intellidex                                        ILH
-------------------------------------------------------------------------- ---------------
Dynamic Large Cap Value Intellidex                                         ILW
-------------------------------------------------------------------------- ---------------
Dynamic Mid Cap Growth Intellidex                                          ILJ
-------------------------------------------------------------------------- ---------------
Dynamic Mid Cap Value Intellidex                                           ILP
-------------------------------------------------------------------------- ---------------
Dynamic Small Cap Growth Intellidex                                        ILK
-------------------------------------------------------------------------- ---------------
Dynamic Small Cap Value Intellidex                                         ILZ
-------------------------------------------------------------------------- ---------------
Amercia's Fastest Growing Companies LargeCap 50 Index                      FGL
-------------------------------------------------------------------------- ---------------
FORTUNE E-50 Index                                                         FEX
-------------------------------------------------------------------------- ---------------
GSTI(TM)Composite Index Options                                              GTC
-------------------------------------------------------------------------- ---------------
GSTI(TM)Hardware Index Options                                               GHA
-------------------------------------------------------------------------- ---------------
GSTI(TM)Internet Index Options                                               GIN
-------------------------------------------------------------------------- ---------------
GSTI(TM)Multimedia Networking Index Options                                  GIP
-------------------------------------------------------------------------- ---------------
GSTI(TM)Semiconductor Index Options                                          GSM
-------------------------------------------------------------------------- ---------------
GSTI(TM)Services Index Options                                               GSV
-------------------------------------------------------------------------- ---------------

-------------------------------------------------------------------------- ---------------
GSTI(TM)Software Index Options                                             GSO
-------------------------------------------------------------------------- ---------------
Halter USX China Index                                                     HXC
-------------------------------------------------------------------------- ---------------
iShares Cohen & Steers Realty Majors                                       ICF
-------------------------------------------------------------------------- ---------------
iShares Dow Jones Transportation Average Index Fund                        IYT
-------------------------------------------------------------------------- ---------------
iShares Dow Jones U.S. Consumer Goods Sector Index Fund                    IYK
-------------------------------------------------------------------------- ---------------
iShares Dow Jones U.S. Consumer Services Sector Index Fund                 IYC
-------------------------------------------------------------------------- ---------------
iShares Dow Jones US Basic Materials                                       IYM
-------------------------------------------------------------------------- ---------------
iShares Dow Jones US Financial Sector                                      IYF
-------------------------------------------------------------------------- ---------------
iShares Dow Jones US Financial Services                                    IYG
-------------------------------------------------------------------------- ---------------
iShares Dow Jones US Healthcare                                            IYH
-------------------------------------------------------------------------- ---------------
iShares Dow Jones US Real Estate                                           IYR
-------------------------------------------------------------------------- ---------------
iShares Dow Jones US Technology                                            IYW
-------------------------------------------------------------------------- ---------------
iShares Dow Jones US Total Market                                          IYY
-------------------------------------------------------------------------- ---------------
iShares Dow Jones US Utilities                                             IDU
-------------------------------------------------------------------------- ---------------
iShares FTSE/Xinhua Index Fund                                             FXI
-------------------------------------------------------------------------- ---------------
iShares Goldman Sachs Natural Resources                                    IGE
-------------------------------------------------------------------------- ---------------
iShares Goldman Sachs Networking                                           IGN
-------------------------------------------------------------------------- ---------------
iShares Goldman Sachs Semiconductor                                        IGW
-------------------------------------------------------------------------- ---------------
iShares Goldman Sachs Software                                             IGV
-------------------------------------------------------------------------- ---------------
iShares Goldman Sachs Technology                                           IGM
-------------------------------------------------------------------------- ---------------
iShares GS $ InvesTopTM Corporate Bond Fund                                LQD
-------------------------------------------------------------------------- ---------------
iShares Lehman 20+ Year Treasury Bond Fund                                 TLT
-------------------------------------------------------------------------- ---------------
iShares Lehman Aggregate Bond Fund                                         AGG
-------------------------------------------------------------------------- ---------------
iShares MSCI Emerging Markets                                              EEM
-------------------------------------------------------------------------- ---------------
iShares MSCI-Australia                                                     EWA
-------------------------------------------------------------------------- ---------------
iShares MSCI-Brazil                                                        EWZ
-------------------------------------------------------------------------- ---------------
iShares MSCI-Canada                                                        EWC
-------------------------------------------------------------------------- ---------------
iShares MSCI-EAFE                                                          EFA
-------------------------------------------------------------------------- ---------------
iShares MSCI-EMU                                                           EZU
-------------------------------------------------------------------------- ---------------
iShares MSCI-France                                                        EWQ
-------------------------------------------------------------------------- ---------------
iShares MSCI-Germany                                                       EWG
-------------------------------------------------------------------------- ---------------
iShares MSCI-Hong Kong                                                     EWH
-------------------------------------------------------------------------- ---------------
iShares MSCI-Japan                                                         EWJ
-------------------------------------------------------------------------- ---------------
iShares MSCI-Malaysia                                                      EWM
-------------------------------------------------------------------------- ---------------
iShares MSCI-Pacific Ex-Japan                                              EPP
-------------------------------------------------------------------------- ---------------
iShares MSCI-Singapore                                                     EWS
-------------------------------------------------------------------------- ---------------
iShares MSCI-Taiwan                                                        EWT
-------------------------------------------------------------------------- ---------------
iShares MSCI-U.K.                                                          EWU
-------------------------------------------------------------------------- ---------------
iShares Nasdaq Biotechnology                                               IBB
-------------------------------------------------------------------------- ---------------
iShares Russell Midcap Growth Index Fund                                   IWP
-------------------------------------------------------------------------- ---------------
iShares Russell Midcap Index Fund                                          IWR
-------------------------------------------------------------------------- ---------------
iShares Russell Midcap Value Index Fund                                    IWS
-------------------------------------------------------------------------- ---------------
iShares S&P Global Financial Sector                                        IXG
-------------------------------------------------------------------------- ---------------
iShares S&P Global Healthcare Sector                                       IXJ
-------------------------------------------------------------------------- ---------------
iShares S&P Global Information Technology Sector                           IXN
-------------------------------------------------------------------------- ---------------

-------------------------------------------------------------------------- ---------------
iShares S&P Global Telecommunications Sector                               IXP
-------------------------------------------------------------------------- ---------------
iShares S&P Latin America 40                                               ILF
-------------------------------------------------------------------------- ---------------
KBW Capital Markets Index                                                  KSX
-------------------------------------------------------------------------- ---------------
KBW Insurance Index                                                        KIX
-------------------------------------------------------------------------- ---------------
Lehman Bros 10 Uncmmn Val Idx 2003                                         UVO
-------------------------------------------------------------------------- ---------------
Lehman Brothers 10 Uncommon (1999)                                         UVL
-------------------------------------------------------------------------- ---------------
Lehman Brothers 10 Uncommon (2000)                                         UVI
-------------------------------------------------------------------------- ---------------
Lehman Brothers 10 Uncommon (2001)                                         UVT
-------------------------------------------------------------------------- ---------------
Lehman Brothers Financial Index                                            UFX
-------------------------------------------------------------------------- ---------------
Mergent Dividend Achiever 50 Index                                         DAY
-------------------------------------------------------------------------- ---------------
Mergent Dividend Achievers Index                                           DAA
-------------------------------------------------------------------------- ---------------
Merrill Lynch Global Market Index                                          GLI
-------------------------------------------------------------------------- ---------------
Merrill Lynch Slct Sctr SPDR Grwth                                         GWI
-------------------------------------------------------------------------- ---------------
Merrill Lynch Stable Growth Index                                          XS
-------------------------------------------------------------------------- ---------------
Merrill Lynch Technology 100 Index                                         MLO
-------------------------------------------------------------------------- ---------------
Merrill Lynch Top Ten Yield Index                                          XMT
-------------------------------------------------------------------------- ---------------
MidCap SPDRS                                                               MDY
-------------------------------------------------------------------------- ---------------
Morgan Stanley Biotech Index Options                                       MVB
-------------------------------------------------------------------------- ---------------
Morgan Stanley Commodity Related                                           CRX
-------------------------------------------------------------------------- ---------------
Morgan Stanley Health Care Payors                                          HMO
-------------------------------------------------------------------------- ---------------
Morgan Stanley Health Care Products                                        RXP
-------------------------------------------------------------------------- ---------------
Morgan Stanley Health Care Provider                                        RXH
-------------------------------------------------------------------------- ---------------
Morgan Stanley Internet Index                                              MOX
-------------------------------------------------------------------------- ---------------
Morgan Stanley Multinational Company Index                                 NFT
-------------------------------------------------------------------------- ---------------
Morgan Stanley Oil Services Options                                        MGO
-------------------------------------------------------------------------- ---------------
Morgan Stanley REIT Index                                                  RMS
-------------------------------------------------------------------------- ---------------
Morgan Stanley Retail Index Options                                        MVR
-------------------------------------------------------------------------- ---------------
Morgan Stanley Technology Index                                            MSH
-------------------------------------------------------------------------- ---------------
PHLX Defense SectorSM                                                      DFX
-------------------------------------------------------------------------- ---------------
PHLX Drug SectorSM                                                         RXS
-------------------------------------------------------------------------- ---------------
PHLX Europe SectorSM                                                       XEX
-------------------------------------------------------------------------- ---------------
PHLX Housing SectorSM                                                      HGX
-------------------------------------------------------------------------- ---------------
PHLX Oil Service SectorSM                                                  OSX
-------------------------------------------------------------------------- ---------------
PHLX Semiconductor SectorSM                                                SOX
-------------------------------------------------------------------------- ---------------
PHLX TheStreet.com Internet Sector                                         DOT
-------------------------------------------------------------------------- ---------------
PHLX Utility SectorSM                                                      UTY
-------------------------------------------------------------------------- ---------------
PHLX/KBW Bank Index                                                        BKX
-------------------------------------------------------------------------- ---------------
Select Sector SPDR-Consumer Discretionary                                  XLY
-------------------------------------------------------------------------- ---------------
Select Sector SPDR-Financial                                               XLF
-------------------------------------------------------------------------- ---------------
Select Sector SPDR-Health Care                                             XLV
-------------------------------------------------------------------------- ---------------
Select Sector SPDR-Materials                                               XLB
-------------------------------------------------------------------------- ---------------
Select Sector SPDR-Technology                                              XLK
-------------------------------------------------------------------------- ---------------
Select Sector SPDR-Utilities                                               XLU
-------------------------------------------------------------------------- ---------------
SIG Cable, Media & Entertainment Index TM                                  SCQ
-------------------------------------------------------------------------- ---------------
SIG Casino Gaming Index TM                                                 SGV
-------------------------------------------------------------------------- ---------------
SIG Education Index TM                                                     ESU
-------------------------------------------------------------------------- ---------------

-------------------------------------------------------------------------- ---------------
SIG Footwear & Athletic Index TM                                           FSQ
-------------------------------------------------------------------------- ---------------
SIG Investment Managers Index TM                                           SMQ
-------------------------------------------------------------------------- ---------------
SIG Restaurant Index TM                                                    DSQ
-------------------------------------------------------------------------- ---------------
SIG Semiconductor Capital Equipment Index TM                               SEZ
-------------------------------------------------------------------------- ---------------
SIG Semiconductor Device Index TM                                          SDL
-------------------------------------------------------------------------- ---------------
SIG Specialty Retail Index TM                                              RSQ
-------------------------------------------------------------------------- ---------------
SIG Steel Producers Index                                                  STQ
-------------------------------------------------------------------------- ---------------
Standard & Poor's Depositary Receipts (SPDR)                               SPY
-------------------------------------------------------------------------- ---------------
streetTRACKS Dow Jones Global Titans 50 Index                              DGT
-------------------------------------------------------------------------- ---------------
streetTRACKS Dow Jones US LargeCap Growth                                  ELG
-------------------------------------------------------------------------- ---------------
streetTRACKS Dow Jones US LargeCap Value                                   ELV
-------------------------------------------------------------------------- ---------------
streetTRACKS Dow Jones US SmallCap Growth                                  DSG
-------------------------------------------------------------------------- ---------------
streetTRACKS Dow Jones US SmallCap Value                                   DSV
-------------------------------------------------------------------------- ---------------
streetTRACKS Morgan Stanley Technology                                     MTK
-------------------------------------------------------------------------- ---------------
streetTRACKS Wilshire REIT                                                 RWR
-------------------------------------------------------------------------- ---------------
The Dow Industrials DIAMONDS                                               DIA
-------------------------------------------------------------------------- ---------------
The WilderHill Clean Energy Index                                          ECO
-------------------------------------------------------------------------- ---------------

                                                                       EXHIBIT E

             GARTMORE MUTUAL FUNDS/GARTMORE VARIABLE INSURANCE TRUST
                    PRIVATE PLACEMENT APPROVAL REQUEST FORM

               (ATTACH A COPY OF THE PRIVATE PLACEMENT MEMORANDUM,
            OFFERING MEMORANDUM OR ANY OTHER RELEVANT DOCUMENTATION)

Name:__________________________________   Employee ID: ________________________

Office Phone Number:___________________   E-mail_______________________________

Department/Job Title:__________________   Cost Center__________________________

1. Name of the sponsor's corporation, partnership or other entity:_______________________________________

2. Name of the private placement:_______________________________________________

3. Is the sponsor's corporation, partnership or other entity: Private Public

4. Type of the security or fund:________________________________________________

5. Nature of the participation (stockholder, selling agent, general partner, limited partner). Indicate all applicable.
________________________________________________________________________________

6. Have you received or will you receive "selling compensation" in connection with the transaction? Yes No

If yes, describe the nature of compensation: ___________________________________

7.  Planned date of transaction: _______________________________________________

8.  Size of offering (if a fund, size of fund) _________________________________

9. Size of your participation (number of units/shares and total dollar amount)______________________________

10. Your participation as a percentage of total shares or units outstanding:
    _________________________________

11. Does/Will the investment carry limited or unlimited liability? Limited Unlimited

12. Will the investment require any use premises, facilities or materials of Gartmore or any of its affiliates? Yes No If yes, please describe: ___________________________________________________________

13. Have you or do you intend to recommend, refer or solicit others in any way in connection with this investment? Yes No

14. Is Gartmore or any of its affiliates in any way involved? Yes No

If yes, please describe. _______________________________________________________

15. Describe the business to be conducted by the issuer of the private placement? ________________________________________________________________

16. If the private placement is a fund, describe its investment objective (value, growth, core or specialty)._________________________________________

17. Has this private placement been made available to any Gartmore Fund or any Managed Account where either you or the person you report to exercised investment discretion? Yes No If NO, state why.
________________________________________________________________________________

    If the answer to question 17 is "Yes" please describe which fund or managed account. _______________________________

18. Do you participate or do you plan to participate in any investment decision for the private placement?

    Yes     No    If yes, please describe. _____________________________________

19. Do you participate or do you plan to participate in the management of the sponsor? Yes No.

    If yes, state title and give description of duties. ____________________________________________________________________

20. Describe how you became aware of this private placement. ___________________
________________________________________________________________________________


21. To the best of your knowledge, will this private placement result in an initial public offering within the next 12-18 months? Yes No

PLEASE NOTE: AN OUTSIDE BUSINESS ACTIVITY DISCLOSURE MUST ALSO BE FILED IN ADVANCE WITH COMPLIANCE BY ANY EMPLOYEE INTENDING TO HOLD A MANAGEMENT POSITION IN ANY BUSINESS OTHER THAN GARTMORE.

By signing below, I certify that my responses to this Private Securities Transaction Disclosure are true and correct to the best of my knowledge. I will report any changes in this information promptly, in writing, to my designated manager and to Compliance and will obtain written acknowledgement or approval as required by the Code of Ethics before any additional involvement such as participation in additional sales, holdings, compensation or participation in the company's management or before engaging in any future private securities transactions. I hereby confirm that any private securities transaction described in this questionnaire is unrelated to and beyond the scope of my employment by Gartmore. Notwithstanding the immediate preceding sentence, I understand that regulations and the Code of Ethics require that I obtain the Chief Compliance Officer's consent to any private securities transaction, and I acknowledge that such consent, if granted, is revocable at any time and is subject to my understanding and acknowledgement that such private securities transaction is in no way sponsored by Gartmore and shall give rise to no liability on the part of Gartmore whatsoever, whether by way of indemnification, insurance or otherwise.

Employee Signature __________________________________________  Date ___________

            CHIEF INVESTMENT OFFICER/CHIEF COMPLIANCE OFFICER CONSENT

I HAVE REVIEWED THE RESPONSES TO THE ACCESS PERSON'S PRIVATE SECURITIES TRANSACTION DISCLOSURE AND HEREBY GIVE MY CONSENT TO THE PRIVATE SECURITIES TRANSACTIONS DESCRIBED THEREIN.

CHIEF INVESTMENT OFFICER

NAME: (PLEASE PRINT)________________________  TITLE_____________________________

SIGNATURE __________________________________  DATE______________________________


Chief Compliance Officer


NAME: (PLEASE PRINT)________________________  TITLE_____________________________

SIGNATURE __________________________________  DATE______________________________

                                                                       EXHIBIT F

                              GARTMORE MUTUAL FUNDS
                       GARTMORE VARIABLE INSURANCE TRUSTS

                      NATIONWIDE SAVINGS PLAN(S) DISCLOSURE

__  I currently participate in the Nationwide 401(k) Savings Plan

__  I do not participate in the Nationwide 401(k) Savings Plan


By signing below I authorize the Trust's Chief Compliance Officer, or his designee, to review transaction activity for any benefit plan offered to me by Nationwide as an active employee of Gartmore Global Investments. I understand that this monitoring is required to conform with the Code of Ethics marketing timing prohibition, and to comply with the SEC's objective for enhanced disclosure.



------------------------------------
Print Name

------------------------------------
Signature

------------------------------------
Date

                                                                       EXHIBIT G

                              GARTMORE MUTUAL FUNDS
                       GARTMORE VARIABLE INSURANCE TRUSTS

                       NEW BROKERAGE ACCOUNT APPROVAL FORM

Please complete this form to open a brokerage account for all accounts for which you have beneficial ownership. Please make additional copies of this page as necessary, in order to include information for any new account you wish to establish. Please submit the completed form to the Trust's Chief Compliance Officer. You will be notified via email regarding the status of your request.

Print Name:   __________________________________________________________________

I would like to open a brokerage account held by the following institution:

________________________________________________________________________________

The account will be titled in the name(s) as follows:

________________________________________________________________________________

Employee's relationship to the account owner:

________________________________________________________________________________

         This account is NOT independently managed; I am involved in the investments decisions. This account is independently managed; I am NOT involved in the investment decisions.

Name of the manager and relationship, if any:___________________________________


EMPLOYEE'S SIGNATURE:_______________________________  DATE:_____________________


   PLEASE ENSURE THAT THE COMPLIANCE DEPARTMENT RECEIVES DUPLICATE COPIES OF
             STATEMENTS BY HAVING STATEMENTS FORWARDED DIRECTLY TO:

                           GARTMORE GLOBAL INVESTMENTS
                           C/O: COMPLIANCE DEPARTMENT
                                  P.O. BOX 578
                             CONSHOHOCKEN, PA 19428